UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

FORM 8-K
_____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

Liberated Syndication Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55779	47-5224851
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

5001 Baum Boulevard, Suite 770, Pittsburgh, PA 15213
(Address of principal executive offices) (Zip Code)

(412) 621-0902
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 28, 2020, the Compensation Committee (“Compensation Committee”) of the Board of Directors (the “Board”) of Liberated Syndication Inc. (the “Company”) approved awards of unrestricted common stock of the Company, par value $0.001 per share (the “Common Stock”), to certain of the Company’s officers and employees. The Compensation Committee approved an award of 175,000 shares of unrestricted Common Stock (the “Award”) to Ms. Laurie A. Sims, the Company’s President, Chief Operating Officer and Principal Executive Officer. The terms of the Award are set forth in the form of unrestricted stock award agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Ms. Sims previously received shares of restricted Common Stock under a Stock Agreement dated December 28, 2017. In accordance with an amendment to the Stock Agreement, certain shares of restricted Common Stock were subject to forfeiture on December 28, 2020 if the Company had not completed certain milestones, including 175,000 shares that were subject to forfeiture if the Company had not completed an up-listing to Nasdaq or the New York Stock Exchange. Pursuant to the terms of the Stock Agreement, as amended, on December 28, 2020, 175,000 shares of restricted Common Stock held by Ms. Sims were forfeited in connection with the up-listing milestone. The Award was approved in recognition of the achievement by the Company of certain listing requirements related to such up-listing, even though an up-listing has not yet occurred.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits.

Number
Description

10.1
Form of Unrestricted Stock Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERATED SYNDICATION INC.

Date: December 30, 2020	By:	/s/ Richard P. Heyse
Name: Richard P. Heyse Title: Chief Financial Officer